SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement

[_] Confidential, For Use Of The
    Commission Only (As Permitted By
    Rule 14A-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             ADVENT SOFTWARE, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                              ADVENT SOFTWARE, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On April 30, 1998


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advent Software, Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 30, 1998 at 9:00 a.m., local time, at the Sheraton Palace Hotel located at Two New Montgomery Street, San Francisco, California 94105, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To approve an amendment to the Company's 1992 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

3. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.

4. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1998.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 26, 1998 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

         Irv H. Lichtenwald
         Secretary

San Francisco, California
March 30, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              ADVENT SOFTWARE, INC.

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS


                               PROCEDURAL MATTERS

General

         The enclosed Proxy is solicited on behalf of Advent Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, April 30, 1998 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

         The Annual Meeting will be held at the Sheraton Palace Hotel located at Two New Montgomery Street, San Francisco, California 94105. The Company's telephone number is (415) 543-7696.

         These proxy solicitation materials were mailed on or about March 30, 1998, together with the Company's 1997 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

Record Date

         Stockholders of record at the close of business on March 26, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 7,900,000 shares of the Company's common stock, $.01 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.


Quorum; Abstentions; Broker Non-Votes

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the tabulation of voting results on the election of directors or on issues requiring approval of a majority of the votes cast.

Deadline for Receipt of Stockholder Proposals

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 11, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         The Company's Bylaws authorize a Board of five directors. A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The name of and certain information regarding each nominee are set forth below.

               Name            Age(1)         Principal Occupation
               ----            ------         --------------------
Stephanie G. DiMarco......      40      Chairman of the Board and Chief
                                          Executive Officer

Frank H. Robinson.........      54      Management Consultant

Wendell G. Van Auken......      53      General Partner, Mayfield Fund

William F. Zuendt.........      51      President and Chief  Operating  Officer
                                        (Retired),  Wells Fargo and Company


Monte Zweben..............      34      Entrepreneur  in  Residence,
                                          Institutional  Venture  Partners  and
                                          Matrix Partners
_____________________
(1)   As of the Record Date, March 26, 1998

     Ms. DiMarco founded Advent in June 1983 and, since such date, has served as its Chief Executive Officer. She also served as Advent's President until April of 1997. She became Chairman of the Board in September 1995. Ms. DiMarco holds a B.S. in Business Administration from the University of California at Berkeley.

     Mr. Robinson has been a director of Advent since February 1985. Since 1982, Mr. Robinson has been a management consultant specializing in the development of technology-based products and services. Mr. Robinson holds an M.B.A. and a B.A. in Physics from the State University of New York at Buffalo.

     Mr. Van Auken has been a director of Advent since September 1995. Mr. Van Auken has been a general partner of Mayfield Fund, a venture capital firm, since 1986. Mr. Van Auken holds an M.B.A. from Stanford University and a B.E.E. from Rensselaer Polytechnic Institute. Mr. Van Auken is a director of Montgomery Street Income Securities, Inc., an investment company.

     Mr. Zuendt became a director in August 1997. Mr. Zuendt retired as president and chief operating officer of Wells Fargo & Company and its principal subsidiary, Wells Fargo Bank, in 1997. Mr. Zuendt joined Wells Fargo in 1973 with responsibility for its computer systems and operations. Throughout the 1980's he directed Wells Fargo's retail banking business and was elected president in 1994. Mr. Zuendt earned a BS degree in mathematics from Rensselaer Polytechnic Institute and an MBA degree from Stanford University. Mr. Zuendt is a director of 3Com Corporation, a global data networking company; TriStrata Security Inc., an information security management company; and PanOceanic Bulk
Carriers Limited, an international dry bulk cargo shipping company. Mr. Zweben became a director in November 1997.

     Mr. Zweben founded Red Pepper Software in 1992 and served as Chief Executive Officer, President and Chairman until its $250 million merger with PeopleSoft in December of 1996. Prior to starting Red Pepper, Mr. Zweben co-managed the principal artificial intelligence lab at NASA's Ames Research Center. Mr. Zweben received an M.S. degree in Computer Science and Industrial Management at Carnegie-Mellon University. He is a director at Pangea Systems, an Oakland based bio-informatics company and Entrepreneur in Residence at Institutional Venture Partners and Matrix Partners.

Board Meetings and Committees

         The Board of Directors held a total of six meetings (including regularly scheduled and special meetings) during fiscal 1997. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit Committee, which currently consists of, Messrs. Zuendt and Van Auken, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1997.

         The  Compensation  Committee,   which  currently  consists  of  Messrs.
Robinson and Zweben, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans, and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1997.

Compensation of Directors

         Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, nonemployee members of the Board of Directors receive an annual cash retainer of $5,000 and $1,250 for attendance at each meeting of the Board of Directors or any committee thereof.

         In addition, nonemployee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). The Director Plan was approved by the Board in October 1995 and was ratified by stockholders in November 1995, at which time a total of 75,000 shares of Common Stock were reserved for issuance thereunder. As of March 26, 1998, there were 48,000 options outstanding under the Director Plan. The Director Plan became effective on the date of the Company's initial public offering on November 15, 1995, and is currently administered by the Board of Directors. Under the Director Plan, each nonemployee director is automatically granted a non-qualified option to purchase 10,000 shares on the date upon which such person first becomes a director (the "Initial Option") with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant. Thereafter, each nonemployee director is automatically granted an option to purchase 2,000 shares of Common Stock on December 1 of each year, except in the year the Director Plan was adopted ("Subsequent Option"), provided he or she has served as a director for at least six months as of such date.

         Options granted under the Director Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. Such options are transferable by the optionee only in certain limited circumstances and each option is exercisable during the lifetime of the director only by such director or a permitted transferee. Initial Options granted under the Director Plan vest as to 20% of the shares on the first anniversary date of grant and as to the remaining shares, ratably each month over the ensuing four years. Subsequent Options begin to vest on the fourth anniversary of the date of grant and vest ratably each month over the next 12 month period. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, the Director Plan has been structured so that options granted to nonemployee directors who administer the Company's other employee benefit plans shall qualify as transactions exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder.

Required Vote

         The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

         MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.


                                 PROPOSAL NO. 2

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                                 1992 STOCK PLAN

General

         The 1992 Stock Plan as amended (the "Option Plan") was adopted by the Board of Directors and approved by the stockholders in August 1992. In February 1998, the Board of Directors approved an amendment to the Option Plan to increase the number of shares reserved for issuance thereunder by an additional 500,000 shares for a cumulative aggregate of 2,288,000 shares reserved for issuance thereunder. The Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), for the grant of nonstatutory stock options and stock purchase rights to employees and consultants of the Company. The Option Plan may be administered by the Board or a committee approved by the Board. As of March 26, 1998, there were approximately 100,000 shares of Common Stock available for issuance under the Option Plan.

Proposal

         At the Annual Meeting the stockholders are being requested to approve the amendment approved by the Board of Directors in February 1998 to the Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares for a cumulative aggregate of 2,788,000 shares reserved for issuance thereunder, of which options to purchase appromixately 600,000 shares would be available for future grants under the Option Plan. The amendment to increase the number of shares reserved under the Option Plan is proposed in order to give the Board of Directors greater flexibility to grant stock options and stock purchase rights. The Company believes that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and incenting current employees. The Board of Directors believes that the ability to grant options and stock purchase rights will be important to the future success of the Company by allowing it to accomplish these objectives.

Summary of the Option Plan

         Certain features of the Option Plan are outlined below.

         Administration. The Option Plan may be administered by the Board or a committee of the Board (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Exchange Act and applicable laws. Subject to the other provisions of the Option Plan, the Administrator has the power to determine the terms of any options and stock purchase rights granted, including the exercise price, the number of shares subject to the option or stock purchase right and the exercisability thereof. The Option Plan is currently administered by the Compensation Committee of the Board of Directors.

         Eligibility and Terms of Options. The Option Plan provides that nonstatutory stock options and stock purchase rights may be granted only to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options or stock purchase rights. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options under the Option Plan may not exceed ten years. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there is taken into account the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors.

         Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

                  (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid if no sales were reported) as quoted on the Nasdaq National Market on the date the option is granted.

                  (b) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. Options granted under the Option Plan have a ten-year term and to date generally become exercisable over five years at a rate of one-fifth of the shares subject to the options at the end of one year from the date of grant and 1/60th each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

                  (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock meeting certain criteria, any combination thereof, or any other legally permissible form of consideration as may be provided in the Option Plan or the option agreement.

                  (d) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, but only within such period of time set forth in the option agreement (not to exceed three months in the case of an incentive stock option) from the date of such termination (and in no event later than the expiration of the term of such option as set forth in the option agreement). If no period of time is specified in the option agreement, the optionee may exercise his or her option for three months following the date of such termination, subject to the same limitations set forth above. Options granted under the Option Plan to date have generally provided that optionees may exercise their options within ninety days from the date of termination of employment (other than for death or disability).

                  (e) Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, within twelve months from the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

                  (f) Death. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option to the extent that the optionee was entitled to exercise it at the date of death, within twelve months following the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

                  (g) Termination of Options. Excluding incentive stock options issued to 10% Stockholders, options granted under the Option Plan expire on the date set forth in the option agreement (not to exceed ten years from the date of grant). Incentive stock options granted to 10% Stockholders expire five years from the date of grant (or such shorter period set forth in the option agreement). No option may be exercised by any person after the expiration of its term.

                  (h) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

                  (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

                  (j) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Administrator.

         Terms And Conditions Of Stock Purchase Rights. Each stock purchase right granted under the Option Plan shall be evidenced by a written offer which sets forth the terms, conditions and restrictions related to the offer, including the number of shares subject to the offer, the price per share, and the time in which the offeree must accept the offer (which may not exceed ninety days from the date the Administrator granted the stock purchase right). The offer must be accepted by executing a purchase agreement with such terms and conditions as determined by the Administrator. The stock purchased pursuant to a stock purchase right shall be subject to a repurchase option (unless the Administrator determines otherwise) upon any termination of the purchaser's employment with the Company (including termination as a result of death or disability). Pursuant to such repurchase option, the Company shall be able to repurchase any shares of stock as to which the repurchase option has not lapsed at the price per share originally paid by the purchaser. The Administrator shall determine the rate at which the repurchase option lapses. A purchaser of stock pursuant to a stock purchase right shall have the rights equivalent to those of a stockholder.

     Adjustment Upon Changes In Capitalization; Corporate Transactions. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in the following: (i) the number of shares of Common Stock subject to the Option Plan, (ii) the number and class of shares of stock subject to any option or stock purchase right outstanding under the Option Plan, (iii) and the exercise price of any such outstanding option or stock purchase right. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. The Board of Directors in its sole discretion may in such circumstances declare that any outstanding option or stock purchase right shall terminate as of a date fixed by the Board of Directors and give each optionee the right to exercise his or her option or stock purchase right, including as to shares for which the option or stock purchase right would not otherwise be exercisable.

         Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock purchase right, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be exercisable, for a period of not more than fifteen days after the Administrator grants the optionee notice of such right.

         Amendment and Termination of the Option Plan. The Board may at any time amend, alter, suspend or terminate the Option Plan. The Company shall obtain stockholder approval of any amendment to the Option Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Option Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the Option Plan shall terminate in August 2002. Any options outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Tax Information

         Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         All of the options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

         The granting of a stock purchase right is not a taxable event. However, at the time the right is exercised, the purchaser of the resulting restricted stock recognizes ordinary income as the repurchase option of the Company lapses equal to the difference between the fair market value of the shares of the time of such lapse and the price paid for such shares, if any (the "Spread"). Under current federal tax law, the purchaser may elect to include the Spread as ordinary income for the year of the award. If the election is made, the purchaser will not incur additional tax liability until the sale or disposition of the shares. If the shares are forfeited following such an election, the purchaser's basis in such forfeited shares is the price paid for the shares. The Company is entitled to federal tax deduction in the same amount and at the same time as the employee realizes ordinary income.

         The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan; it does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the Option Plan

         The following table sets forth information with respect to options granted under the Option Plan during the fiscal year ended December 31, 1997 to
(i) each of the officers named in the Summary Compensation Table on page 14 hereof, (ii) all executive officers as a group, and (iii) all other employees (excluding executive officers) as a group:




                                                                                         Weighted
                                                                     Shares Subject       Average
                                                                       to Options     Exercise Price
                              Name and Position                         Granted         Per Share
                              -----------------                         -------         ---------


Stephanie G. DiMarco, Chairman of the Board and Chief
   Executive Officer.................................................     150,000       $  28.38

Peter M. Caswell, President and Chief Operating Officer..............     120,000          26.88

Lily S. Chang, Executive Vice President and Chief
    Technology  Officer..............................................      15,000          25.00

Irv H. Lichtenwald, Senior Vice President, Chief Financial
   Officer and Secretary.............................................      15,000          25.00

All executive officers as a group (4 persons)........................     300,000          27.44

All other employees (excluding executive officers) as a group........     536,000          26.70



Required Vote

         The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE
         OPTION PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE
                    AGAINST THE AMENDMENT OF THE OPTION PLAN.

                                 PROPOSAL NO. 3

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1995 EMPLOYEE STOCK PURCHASE PLAN

General

         The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in October 1995, and subsequently ratified by the stockholders as of the effective date of the public offering. Under the Purchase Plan, the Company maintains offering periods of a six-month duration commencing on the first trading day following termination of the prior offering period. The Purchase Plan is administered by the Company's Board of Directors, and is open to all individuals employed by the Company or its subsidiaries on the commencement day of an offering if such individuals are employed by the Company for at least 20 hours per week and at least five months per year. Individuals who hold 5% or more of the Company's Common Stock (directly or upon exercise of option(s)) are not eligible to participate. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 10% of an employee's compensation, excluding bonuses (or $25,000 in any calendar year), at a price equal to 85% of the lower of the closing sale price to the Common Stock reported on the NASDAQ national market at the beginning and the end of each six month operating period, except that with respect to the first offering period, the beginning price was equal to the initial public offering and price set forth on the cover page of the Prospectus.

Proposal

         At the Annual Meeting the stockholders are being requested to approve an amendment to the Purchase Plan to increase the number of shares reserved for issuance thereunder by 200,000 shares, for an aggregate of 300,000 shares having been reserved for issuance thereunder. As of December 31, 1997, an aggregate of 9,000 shares were available for issuance under the Purchase Plan (without giving effect to the proposed amendment). The amendment to increase the number of shares reserved under the Purchase Plan is proposed in order to allow individuals employed by the Company to continue to purchase shares of Common Stock of the Company through payroll deductions at a 15% discount to market price. The Company believes that allowing employees to continue to purchase shares of the Company's Common Stock through the Purchase Plan motivates high-levels of performance and provides an effective means of encouraging employee commitment to the success of the Company. The Company believes that this policy is of great value in recruiting and retaining new employees and allowing existing employees to participate in the success of the Company. The Board of Directors believes that the ability to grant participation in the Purchase Plan will be important to the future success of the Company by allowing it to accomplish these objectives.

Summary of the Purchase Plan

     General. The Purchase Plan is intended to qualify under Sections 421 and 423 of the Code as an "Employee Stock Purchase Plan."

     Administration. The Purchase Plan is administered by the Board of Directors or a Committee of the Board.

         Eligibility. Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least 20 hours per week and at least five months per calendar year by the Company or any of its subsidiaries. No employee shall be granted an option under the Purchase Plan if (i) immediately after the grant of the option, the employee (or any person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code), would own 5% or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries or (ii) which permits such participant's right to purchase stock under all Employee Stock Purchase Plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock on the first day of the offering period) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below.

         Offering. The Purchase Plan has consecutive and overlapping 24-month offering periods that begin every six months, commencing on the first Trading Day (as defined in the Purchase Plan) on or after March 1 and September 1 of each year. Each 24-month offering period includes four six-month purchase periods during which payroll deductions are accumulated and, at the end of which, shares of Common Stock are purchased with a participant's accumulated payroll deductions. The Board has the power to change the duration of future offering periods, if such change is made at least five days prior to the scheduled beginning of the first offering period to be affected. The first day of an offering period is referred to as the "Enrollment Date," and the last day of the purchase period is referred to as the "Exercise Date."

         Purchase Price. The purchase price per share which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date, or (ii) 85% of the fair market value of a share of Common Stock on the relevant Exercise Date. The fair market value of the Common Stock on a given date is generally determined with reference to the closing sale price of the Common Stock for such date.

         Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's total compensation during said offering period, nor $21,250 in any given calendar year. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Board of Directors.

         Withdrawal. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event the payroll deductions credited to participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new Subscription Agreement is delivered in connection with a subsequent offering period.

         Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

         Adjustments upon Changes in Capitalization. In the event of any changes in the capitalization of the Company effective without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board and the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by each successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines to shorten the offering period then in progress by setting a new Exercise Date. If the Board shortens the offering period in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall provide notice to each participant of at least ten business days prior to the new Exercise Date that the Exercise Date has been changed to the new Exercise Date and that his or her option will be automatically exercised on the new Exercise Date unless prior to such date the participant has withdrawn from the offering period.

         Amendment and Termination. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option grant prior thereto that adversely affects the right of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with Section 16(b)(3) of the Exchange Act or with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation).

Federal Tax Information

         No income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Enrollment Date and one year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Required Vote

         The affirmative vote of the holders in majority of the Common Stock presented or represented at the Annual Meeting is required to approve and ratify the amendment to the Purchase Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PURCHASE PLAN.
 THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE AGAINST THE AMENDMENT OF THE
                                  OPTION PLAN.





                                 PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P. has audited the Company's financial statements since 1989. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Required Vote

         The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of Coopers & Lybrand L.L.P., the appointment of the independent accountants will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P., AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING DECEMBER 31, 1998. THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE AGAINST THE
        RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

                   BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


         The following table sets forth the beneficial ownership of Common Stock of the Company as of March 26, 1998 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table on page 14 hereof; and (iv) all directors and executive officers of the Company as a group.

                                                      Shares        Percentage
                                                   Beneficially    Beneficially
5% Stockholders, Directors and Officers               Owned(1)       Owned (1)
---------------------------------------               --------       ---------
5% STOCKHOLDERS(2)
DiMarco/Harleen Revocable Trust(3)..............        955,154        12.1%
   c/o Advent Software, Inc.
   301 Brannan Street
   San Francisco, CA 94107
Amerindo Investment Advisors, Inc...............        758,500         9.6
   One Embarcadero Center, Suite 2300
   San Francisco, CA 94111
Maurice J. Duca.................................        598,126         7.6
   1485 East Valley Rd.
   Santa Barbara, CA  93108
Scudder Kemper Investments, Inc.................        579,600         7.3
   345 Park Avenue
   New York, NY 10154
Fleming  Robert, Inc............................        413,230         5.2
   320 Park Avenue, 11th Floor
   New York, New York  10022
John W. Glynn, Jr.(4)(5)(6).....................        483,900         6.1
     3000 Sand Hill Road
     Building 4, Suite 235
     Menlo Park, CA  94025
Daryl Messinger(4)(6)...........................        452,900         5.7
     3000 Sand Hill Road
     Building 4, Suite 235
     Menlo Park, CA  94025
Steve Rosston(4)(6).............................        452,900         5.7
     3000 Sand Hill Road
     Building 4, Suite 235
     Menlo Park, CA  94025

DIRECTORS AND NAMED OFFICERS
Frank H. Robinson(7)............................         31,832         *
Wendell G. Van Auken(8).........................         35,302         *
Monte Zweben....................................             --         *
William F. Zuendt...............................          3,000         *
Stephanie G. DiMarco(3).........................      1,150,154        14.6
Peter M. Caswell(9).............................        145,876         1.8
Lily S. Chang(10)...............................        128,731         1.6
Irv H. Lichtenwald(11)..........................         31,000         *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
   (8 persons)(12)..............................      1,525,895        19.3

-------------------------
*     Less than 1%

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 26, 1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.

(2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

(3) Ms. DiMarco is also Chairman of the Board and Chief Executive Officer of the Company. Includes 955,154 shares held by the DiMarco/Harleen Revocable Trust and 155,000 shares held by the DiMarco/Harleen Charitable Remainder Trust as to which Ms. DiMarco shares voting and dispositive power. In addition, includes options to purchase 40,000 shares of Common Stock exercisable within 60 days of March 26, 1997.

(4) Includes shared voting power for the following: Crown Associates III, L.P. owns 70,950 shares of common stock, Crown-Glynn Associates, L.P. owns 35,030 shares of common stock, The Crown Trust owns 143,120 shares of common stock, Glynn Emerging Opportunity Fund owns 42,800 shares of common stock, Glynn Investment owns 14,200 shares of common stock, Glynn Buckley owns 15,600 shares of common stock, McMorgan Fund II owns 30,500 shares of common stock, Glynn Capital Management owns 95,900 shares of common stock and Glynn Peterson owns 4,800 shares of common stock.

(5) Mr. Glynn is a Managing Director of Crown Capital Management and Crown-Glynn Advisors. Mr. Glynn is sole owner of Glynn Capital Management.

(6) Mr. Glynn, Mr. Messinger and Mr. Rosston are General Partners of Crown Partners III, L.P., a Delaware limited partnership and Crown-Glynn Partners, L.P., a Delaware partnership.

(7) Includes options to purchase 14,832 shares of Common Stock exercisable within sixty days of March 26, 1998.

(8) Includes options to purchase 5,166 shares of Common Stock exercisable within sixty days of March 26, 1998.

(9) Includes options to purchase 143,455 shares of Common Stock exercisable within sixty days of March 26, 1998.

(10) Includes options to purchase 35,581 shares of Common Stock exercisable within sixty days of March 26, 1998.

(11) Includes options to purchase 13,749 shares of Common Stock exercisable within sixty days of March 26, 1998.

(12) Includes options held by executive officers and directors of the Company to purchase 252,783 shares of Common Stock exercisable within sixty days of March 26, 1998.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

         Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that all Forms 5 required for such persons were filed, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee was formed in October 1995 and is currently composed of Messrs. Van Auken and Zuendt. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

         During 1995, 1996 and 1997, Mr. Frank H. Robinson, a director of the Company, served as a consultant to the Company and was paid $34,000, $38,000 and $32,000, respectively, in consulting fees for his services.

         The Company has entered into indemnification agreements with each of its directors and officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

                         EXECUTIVE OFFICER COMPENSATION


Summary Compensation Table

         The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years.


                                                                                    Long-Term
                                                                                   Compensation
                                                                                  ---------------
                                                                                      Awards
                                                                                  ---------------
                                                         Annual Compensation        Securities       All Other
                                                         ---------------------      Underlying      Compensation
      Name and Principal Position               Year   Salary($)  Bonus($)(1)       Options (#)       ($)(2)
      ---------------------------               ----   ---------  -----------      -----------       --------

Stephanie G. DiMarco.......................     1997   $313,110   $  --              150,000       $ 5,124(3)
  Chairman of the Board and                     1996    275,581      --                --            7,425(3)
  Chief Executive Officer                       1995    253,584    65,350              --            2,989(3)(4)
--------------------------------------------   ------   -------   -------            -------        ------
Peter M. Caswell...........................     1997    281,828      --              120,000         5,516(3)
   President and Chief Operating Officer        1996    233,641      --               10,000         8,024(3)
                                                1995    203,765      --               10,000         3,768(3)
--------------------------------------------   ------   -------   -------             -------       ------
Lily S. Chang..............................     1997    268,935      --               15,000         2,294
   Executive Vice President and                 1996    232,151      --               10,000         5,447
   Chief Technology Officer                     1995    211,285       350             10,000         3,054
--------------------------------------------  -------  --------   -------             -------       ------
Irv H. Lichtenwald(5)......................     1997    230,516      --               15,000         5,715(3)
   Senior Vice President, Chief Financial       1996    194,671      --                 --           7,240(3)
   Officer and Secretary                        1995    141,622    37,500            140,000         1,190(3)
-------------------------


(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.
(2) Unless otherwise indicated, consists of profit sharing matching amounts earned pursuant to the 401(k) Plan.
(3)  Includes amounts paid for health care benefits.
(4) Includes amounts paid by the Company for premiums for a life insurance policy payable to beneficiaries designated by Ms. DiMarco.
(5) Mr. Lichtenwald began working for the Company on March 20, 1995.

                              CERTAIN TRANSACTIONS

         In April 1997 the Board of Directors of the Company approved and issued a $200,000 loan to Peter Caswell, President and Chief Operating Officer of the Company, secured by Mr. Caswell's stock and options in the Company. The largest amount outstanding in 1997 was $200,000. In February 1998 the Board forgave $50,000 of the debt based upon Mr. Caswell's meeting certain performance goals, and the total amount currently outstanding is $150,000. The loan is due April 2001, or upon termination of Mr. Caswell's employment with the Company if earlier, and accrues interest at a rate of 8%.

Option Grants in Last Fiscal Year



         The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 1997.






                                                  OPTION GRANTS IN FISCAL 1997

                                               Individual Grants
                            --------------------------------------------------------
                                                                                           Potential Realizable Value
                              Number of      Percent of                                     at Assumed Annual Rates of
                             Securities    Total Options                                   Stock Price Appreciation for
                             Underlying      Granted to                                           Option Term(4)
                               Options      Employees in      Exercise       Expiration       ---------------------
           Name              Granted(1)    Fiscal Year(2)      Price          Date(3)            5%             10%
           ----              ----------    --------------      -----          -------            --             ---

Stephanie G. DiMarco......      150,000           17.9%          28.38         2/04/07        2,677,180        6,784,465
Peter M. Caswell..........       60,000            7.2           28.75         5/13/07        1,085,025        2,749,650
Peter M. Caswell..........       60,000            7.2           25.00        11/11/07          943,500        2,391,000
Lily S. Chang.............       15,000            1.8           25.00        11/11/07          235,875          597,750
Irv H. Lichtenwald........       15,000            1.8           25.00        11/11/07          235,875          597,750
-------------------------


(1) All options in this table are incentive stock options and were granted under the 1992 Stock Option Plan and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms and vest over a five-year period at the rate of one-fifth at the end of one year from the date of grant and 1/60th each month thereafter.

(2) The Company granted options to purchase 836,000 shares of Common Stock to employees in fiscal 1997.

(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.

(4) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

Option Exercises and Holdings


     The  following  table sets forth,  for each of the  officers in the Summary
Compensation Table, certain information concerning stock options exercised during fiscal 1997, and the number of shares subject to both exercisable stock options as of December 31, 1997. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's
Common Stock as of December 31, 1997.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL 1997 YEAR-END OPTION VALUES

                                                                Number of Securities           Value of Unexercised
                                                                Underlying Unexercised         In-the-Money Options at
                               Shares                        Options at Fiscal Year End        Fiscal Year End($)(1)
                             Acquired on       Value        ---------------------------     -------------------------
           Name              Exercise(#)    Realized($)     Exercisable    Unexercisable    Exercisable    Unexercisable
           ----              -----------    -----------     -----------    -------------    -----------    -------------

Stephanie G. DiMarco......         --       $      --              --          150,000       $      --       $   37,500
Peter M. Caswell..........       2,921          64,560         112,244         154,835        2,635,150         889,380
Lily S. Chang.............      30,000         587,000          22,081          37,919          524,015         447,735
Irv H. Lichtenwald........      32,000         748,750           6,249          77,751          142,653       1,541,847
-------------------------

(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1997 (the last trading day of fiscal 1997) on the Nasdaq National Market of $28.625 minus the exercise price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board of Directors (the "Committee") consists of directors Monte F. Zweben and Frank H. Robinson, neither of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

         To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Philosophy and Policies

         The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

     - ensure that the executive team has clear goals and accountability with respect to corporate performance;

     - establish pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth, and the labor markets in which the Company operates;

     - independently assess operating results on a regular basis in light of expected Company performance; and

     - align pay incentives with the long-term interests of the Company's stockholders.

Elements of Compensation

         Compensation for officers and key employees includes both cash and equity elements.

         Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the software industry norm. In addition, cash bonuses may be awarded to officers and other key employees; however, no executive officer received a cash bonus in 1997. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

         Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1992 Stock Plan (the "Option Plan") and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which were adopted prior to the Company's initial public offering in November 1995. The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

         The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company matches up to 50% of an employee's contribution, not to exceed $500 per employee.

1997 Executive Compensation

         Executive compensation for 1997 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive's total compensation at risk based on the Company's overall performance. Since 1996, the Company has maintained a profit sharing plan for its employees, and certain executive officers participated in this program in 1997. Executive officers, like other employees, were eligible for option grants under the Option Plan.

Chief Executive Officer Compensation

         Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's target base pay level has been analyzed using data for comparable software companies. Ms. DiMarco receives no other material compensation or benefits not provided to all executive officers.

         The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 1996 is not expected to exceed the $1 million limit per individual officer.


                           COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS


                           Monte F. Zweben
                           Frank H. Robinson

Comparison of Total Cumulative Stockholder Return

         The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Computer & Data Processing Index for the period November 16, 1995 (the date of the Company's initial public offering) through December 31, 1996. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Computer & Data Processing Index, respectively.

                 COMPARISON OF 25 MONTH CUMULATIVE TOTAL RETURN*
                 Among Advent Software, Inc., the S&P 500 Index and the Nasdaq Computer & Data Processing Index





                        [PERFORMANCE GRAPH APPEARS HERE]





-----------
$100 invested on 11/16/95 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.
                                            Cumulative Total Return
                                            -----------------------
                                      11/16/95    12/95    12/96    12/97
                                      --------    -----    -----    -----
Advent Software, Inc.                   100          99      169     159
S&P 500                                 100         103      127     169
Nasdaq Computer & Data Processing       100         100      124     152

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

         It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                                          THE BOARD OF DIRECTORS

San Francisco, California
March 30, 1998

                              ADVENT SOFTWARE, INC.

                                 1992 STOCK PLAN

                        (amended effective May 13, 1997)


     1. Purposes of the Plan. The purposes of this 1992 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means a Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means Advent Software, Inc., a Delaware corporation.

          (g) "Consultant" means any person, who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services. The term Consultant shall not include directors who are not compensated for their services or who are paid only a director's fee by the Company.

          (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:
     (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock; or

               (iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (o) "Option" means a stock option granted pursuant to the Plan.

               (p) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

               (q) "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

               (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (s) "Plan" means this 1992 Stock Plan.

               (t) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

               (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

               (v) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below.

               (w) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,288,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires, becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program approved by the Administrator, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4. Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
          Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

               (iii)Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

               (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii)to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii)to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xii)to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

     5. Eligibility.

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 150,000 Shares.

               (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 150,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii)The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

               (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of such Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.

          (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee  who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other  Employee,  the per Share  exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

          (b) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or
     Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

          (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          (f) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from
     Section 16 of the Exchange Act with respect to Plan transactions.

     10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed ninety (90) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a purchase agreement (the "Restricted Stock Purchase Agreement") in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock".

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

          (e) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

     12. Adjustments Upon Changes in Capitalization, Dissolution or Merger.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, Administrator shall have the discretion to allow the Optionee to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each

     Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. Date of Grant. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and properly on behalf of the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such

Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time. Such agreements may contain such other terms and conditions, including rights of repurchase and rights of first refusal, as the Administrator may in its sole discretion deem appropriate.

     18. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                              ADVENT SOFTWARE, INC.

                                 1992 STOCK PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Number                                 _________________________

         Date of Grant                                _________________________

         Vesting Commencement Date                    _________________________

         Exercise Price per Share                   $ _________________________

         Total Number of Shares Granted               _________________________

         Total Exercise Price                       $ _________________________

         Type of Option:            ___      Incentive Stock Option

                                    ___      Nonstatutory Stock Option

          Term/Expiration Date:                       _________________________


          Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

          20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60th of the Shares subject to the Option shall vest each month thereafter.

          Termination Period:

               This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2. Exercise of Option.

          (1) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (2) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (1) cash;

          (2) check;

          (3) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (4) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (1) Exercising the Option.

               (1) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing
          authorities   an  amount  in  cash  equal  to  a  percentage  of  this
          compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (2) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

          (2) Disposition of Shares.

               (1) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (2) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

               (3) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                                  ADVENT SOFTWARE, INC.



____________________________________     By:____________________________________
Signature

____________________________________     Title:_________________________________
Print Name

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                        ---------------------------------------
                                           Spouse of Optionee

                                    EXHIBIT A

                                 1992 STOCK PLAN

                                 EXERCISE NOTICE


Advent Software, Inc.
301 Brannan Street
San Francisco, CA  94107

Attention:  Secretary

     1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Advent Software, Inc. (the "Company") under and pursuant to the 1992 Stock Plan (the "Plan") and the Stock Option Agreement dated , 19___ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                                        Accepted by:

OPTIONEE::                                           ADVENT SOFTWARE, INC.


__________________________________         By: _________________________________
Signature

__________________________________        Its: ________________________________
Print Name


Address:                                             Address:

___________________________                          301 Brannan Street
___________________________                          San Francisco, CA  94107

                             ADVENT SOFTWARE, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Advent Software, Inc.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Company" shall mean Advent Software, Inc., a Delaware corporation and any Designated Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.


          (h)  "Enrollment  Date"  shall  mean the  first  day of each  Offering
     Period.

          (i) "Exercise Date" shall mean the last day of each Purchase Period.

          (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (2) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after September 1 and March 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (l) "Plan" shall mean this Employee Stock Purchase Plan.

          (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3. Eligibility.

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after September 1 and March 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sec tions 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier with drawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall deter mine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      Administration.

          (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14.      Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         19.      Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under
     Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         23. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A


                              ADVENT SOFTWARE, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. hereby elects to participate in the Advent Software, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to pur chase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (1-10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete " Advent Software, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):

         ----------------------------------------------------------

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1- year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)______________________________________________
                      (First)         (Middle)               (Last)


----------------------------------------------------------------------------
Relationship



---------------------------------------------
(Address)

Employee's Social
Security Number:  ____________________________________



Employee's Address:                         ____________________________________

                                            ____________________________________

                                            ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________         ________________________________________
                                                     Signature of Employee


                                         ---------------------------------------
                                                  Spouse's Signature
                                            (If beneficiary other than spouse)

                                    EXHIBIT B


                              ADVENT SOFTWARE, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Advent Software, Inc. 1995 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically termi nated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                           Name and Address of Participant:

                                           --------------------------------


                                           --------------------------------


                                           --------------------------------


                                           Signature:


                                           --------------------------------


                                           Date:__________________________

                             ADVENT SOFTWARE, INC.
               PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of ADVENT SOFTWARE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 30, 1998, and hereby appoints Stephanie G. DiMarco and Irv H. Lichtenwald, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of ADVENT SOFTWARE, INC. to be held on Thursday, April 30, 1998, at 9:00 a.m., local time, at the Sheraton Palace Hotel located at Two New Montgomery Street, San Francisco, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

[X]  Please mark
     votes as in
     this example


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1992 STOCK OPTION PLAN, FOR THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN,FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.  Election of Directors

    NOMINEES:  Stephanie G. DiMarco; Frank H. Robinson;
               Wendell G. Van Auken; William F. Zuendt; Monte Zweben

                         FOR                   WITHHELD
                         ALL                   FROM ALL
                       NOMINEES                NOMINEES
                         [_]                     [_]

    [_] _____________________________________________________________________
         For all nominees except as noted above.


    [_]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW



                                                     FOR      AGAINST    ABSTAIN
2.  Proposal to approve an amendment to the          [_]        [_]        [_]
    Company's 1992 Stock Option Plan to increase
    the number of shares reserved for issuance
    thereunder by 500,000 shares.
                                                     FOR      AGAINST    ABSTAIN
3.  Proposal to approve an amendment to the          [_]        [_]        [_]
    Company's 1995 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 200,000 shares.

                                                     FOR      AGAINST    ABSTAIN
4.  Proposal to ratify the appointment of            [_]        [_]        [_]
    Coopers & Lybrand L.L.P., as the independent accountants of the Company for fiscal 1998.


    In their discretion the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.



(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in this enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:_________________ Date:______ Signature:_________________ Date:______